Leases	12 Months Ended
Dec. 31, 2021
Leases
Leases

10.      Leases

The Group has operating leases for corporate offices, warehouses and retail stores. In addition, upon the adoption of ASC 842, land use rights, net with total carrying amount of RMB4,178.3 million and RMB4,108.1 million (Note 9) were identified as operating lease right-of-use assets as of December 31, 2020 and 2021, respectively.

The Group’s leases have remaining lease terms of 1 months to 69 years, some of which include options to terminate the leases within certain periods. The Group considers these options in determining the classification and measurement of the leases when it is reasonably certain that the Group will exercise that option.

The following table provides information related to the Group’s operating leases (in thousands):

	For the year ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Operating lease cost (i)	360,383	433,412	580,375
Cash paid for amounts included in the measurement of operating lease liabilities	284,969	323,836	503,127
Right-of-use assets obtained in exchange for operating lease obligations	179,350	658,168	763,919
(i)	Included short-term lease cost of RMB65.6 million, RMB27.6 million and RMB31.4 million and amortization expenses of land use rights of RMB72.2 million, RMB84.7 million and RMB87.4 million for the year ended December 31, 2019, 2020 and 2021, respectively.

The following table provides a summary of the Group’s operating lease terms and discount rates as of December 31, 2020 and 2021:

	December 31,	December 31,
	2020	2021
Weighted average remaining lease term	2.27 years	2.84 years
Weighted average discount rate	4.16%	3.95%

Maturities of operating lease liabilities as of December 31, 2021 were as follows (in thousands):

RMB
2022	343,575
2023	252,308
2024	198,090
2025	131,987
2026	93,725
Thereafter	150,477
Total operating lease payments	1,170,162
Less: imputed interest	(103,636)
Total	1,066,526